Exhibit 99.2

EFiled: Jun 09 2022 04:50PM EDT Transaction ID 67711298 Case No. 2022-0489-LWW

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

JEFFERY R. BRAY and CHIRINJEEV	)
KATHURIA,	)
)
Plaintiffs,	)
)
v.	)
	)	C.A. No. 2022-0489-LWW
AVI KATZ, RALUCA DINU, AGNES REY-)
GIRAUD, NEIL MIOTTO, NATE LOCKE, and	)	PUBLIC VERSION EFILED
MOSHE BAR-SIMAN-TOV,	)	ON JUNE 9, 2022
)
Defendants,	)
)
and	)
)
UPHEALTH, INC., a Delaware Corporation,	)
)
Nominal Defendant.	)
)

MOTION FOR EXPEDITED PROCEEDINGS

Plaintiffs Jeffery R. Bray and Chirinjeev Kathuria (collectively, “Plaintiffs”), by and through their undersigned counsel, move to expedite proceedings in this action by shortening Defendants’ time to respond to the Complaint and scheduling a trial in advance of June 28, 2022. Alternatively, Plaintiffs request to be heard on a motion to preliminarily enjoin the annual meeting pending a trial on their claims. As set forth herein, Defendants’ refusal to hold the special meeting of the stockholders is a violation of the Bylaws, and its reduction of the voting power required for a quorum at meetings of the stockholders is a breach of fiduciary duties to the Company’s stockholders. Defendants’ inequitable, bad faith, disloyal conduct is irreparably harming the fundamental rights of the stockholders to exercise their franchise.

FACTUAL BACKGROUND1

A.	The Parties

1. UpHealth, Inc. (the “Company”) is a global digital health company that delivers digital-first technology, infrastructure, and services to improve how healthcare is delivered and managed. Bray is a stockholder of the Company and holds an irrevocable proxy under a certain Voting Agreement to vote the shares of stockholders collectively owning over 50% of the outstanding shares of the common stock of the Company. Kathuria is a member of the Board of Directors of the Company (the “Board”), Co-Chairman of the Board, and the single largest stockholder of the Company.

2. Defendants Avi Katz, Raluca Dinu, Agnes Rey-Giraud, Neil Miotto, Nate Locke, and Moshe Bar-Siman-Tov (collectively “Defendants”) are and have been members of the Board during the relevant period. Katz is also Co-Chairman of the Board.

1	All of these facts are set forth and verified in Plaintiffs’ Verified Complaint filed on June 6, 2022.

B.	Plaintiff Kathuria’s Right to Call a Special Meeting.

3. The Certificate of Incorporation and the Bylaws of the Company give Plaintiff Kathuria, as Co-Chairman of the Board, the absolute right to call a special meeting of the stockholders. See Bylaws, Article II, Section 2.2. The Bylaws also give him the absolute right to call special meetings of the Board. Bylaws, Article II, Section 2.3. Further, the Bylaws require the Board to schedule and hold special meetings called by the Chairman of the Board. See Bylaws, Article II, Section 2.2 (a special meeting “shall be held at such place…and at such and time and on such date as shall be determined by the Board ….”) (emphasis added). The Board has always acted consistent with the fact that each Co-Chairman has the authority of the Chairman of the Board independently.

C.	The Election of Directors at the 2022 Annual Meeting.

4. The Company’s annual meeting of shareholders is currently scheduled for June 28, 2022 (“2022 Annual Meeting”), at which time the three Class I directors of the Company’s nine-member Board are to be elected. On May 10, 2022, at a special meeting of the Board called unilaterally by Katz (“May 10 Special Board Meeting”), Defendants for the first time disclosed their proposal for director nomination at the 2022 Annual Meeting. The Board recommended the following: (a) renominate one current Class I director; (b) not renominate the other two current Class I directors; (c) reclassify an existing Class II director who was not up for re-election, and an existing Class III director who was not up for re-election, into the other two open Class I director positions; (d) appoint at a later date the incoming CEO to fill the Class III director vacancy; and (e) appoint at a later date a qualified candidate to fill the Class II director vacancy. This proposal manipulates the classification of the Board and constitutes blatant entrenchment, as it protects Defendants’ tenure on the Board and was motivated primarily or solely for that goal.

5. Defendants purposefully waited until the end of the May 10 Special Board Meeting to discuss director nominations, despite knowing that Kathuria would be unable to participate given that he was attending the meeting from an operating room and would have to depart early for a medical procedure, of which Katz was aware. Kathuria thus was not present for the entire discussion of Defendants’ proposal or for the vote on that issue.

6. On May 26, 2022, without notice to Kathuria and without his knowledge, Defendants purportedly held a “meeting” of the “independent members” of the Board, which was not a lawfully called or convened meeting of the Board under the Company’s Bylaws. Defendants used this clandestine “meeting” to purportedly approve the filing of the Company’s proxy statement, which included the director nominees for election at the 2022 Annual Meeting. Kathuria only learned of the May 26 “meeting” the following day when draft minutes of the “meeting,” as well as draft minutes of the May 10 Special Board Meeting, were circulated. Kathuria immediately objected in writing to all actions purportedly taken at the “meeting.”

D.	The Board Wrongfully Refuses to Hold a Special Meeting.

7. On May 27, 2022, Bray made a written request to the Board that the stockholders be permitted to nominate a slate of three directors for consideration and possible election at the 2022 Annual Meeting. On the same day, Kathuria, in his capacity as Co-Chairman of the Board, called a special meeting of the stockholders for the sole purpose of voting on an amendment to the Bylaws that would permit stockholders to nominate directors for election if they provide notice not later than the close of business five days prior to such meeting. Kathuria also called a special meeting of the Board for May 31, 2022, for the sole purpose of setting the date and time for the special meeting of the stockholders for August 4, 2022.

8. The special meeting of the Board called by Kathuria was held via Zoom on May 31, 2022 (“May 31 Special Meeting of the Board”).2 At the outset of the meeting, Katz sent an email with his own agenda for the meeting containing several items beyond the scheduling of the special meeting of the stockholders. Kathuria promptly made a motion to schedule the special meeting of the stockholders, which motion was seconded by non-party director Mariya Pylypiv. Determined to control the meeting, however, Katz moved to table this issue which motion was approved by Defendants in a 5-2 vote.

9. Katz then raised the letter from Bray requesting permission to nominate persons for election as directors at the 2022 Annual Meeting. Katz cited the advance notice bylaw, which, if not waived, would preclude Bray’s request, and made two redundant motions: to not waive the advance notice bylaw, and to enforce the advance notice bylaw, both of which were approved by Defendants by a vote of 5-2. With these votes, Defendants effectively rejected Bray’s request.

2	Director Jerome Ringo was not present, but he sent an email to the Board prior to the meeting stating that he supported the scheduling of the special meeting called by Kathuria.

10. The Board then discussed whether Bray’s letter was a “credible threat,” and, if so, whether it should take “protective action.” Ultimately, the Board resolved to take “protective action” by amending the Bylaws to reduce quorum for meetings of the stockholders from 50% to 33% of the voting power of outstanding shares, which proposed amendment was approved by the same 5-2 vote.

11. Finally taking up the sole purpose for which Kathuria had called the special meeting of the Board, Katz made a motion regarding whether Kathuria had the right as Co-Chairman of the Board to unilaterally call a special meeting of the stockholders. Despite the plain language of the Bylaws, the Board determined, on the same 5-2 vote, that Kathuria lacked authority to call a special meeting without the approval of Katz. As a result, the Board did not schedule the special meeting of the stockholders as requested.

12. Defendants filed a Form 8-K on May 31, 2022 to inform stockholders that the Board had approved an amendment to the Bylaws to reduce the quorum required for the annual meeting. However, the Form 8-K omitted any reference to the dispute over calling a special meeting or Bray’s request to be permitted to nominate a competing slate of directors, despite the fact that the stated purpose for the amendment was to purportedly protect against the alleged “threat” presented by Bray’s letter. The existence of these disputes and the purpose for the Board’s actions are plainly material to a stockholder, and their omission from the Company’s proxy statement and Form 8-K will result in an uninformed shareholder vote.

ARGUMENT

I.	LEGAL STANDARD FOR GRANTING A MOTION FOR EXPEDITED PROCEEDINGS

13. The Court of Chancery Rules grant this Court broad discretion to order expedited proceedings. See Ch. Ct. R. 4, 12, 26, 30, 34, and 173. A party seeking expedited proceedings need only show “some reason justifying departure from the sequence envisioned by the rules.” American Stores Co. v. Lucky Stores, Inc., 1988 WL 909330, at *2 (Del. Ch. April 13, 1988). As the Delaware Supreme Court has observed, “Delaware courts are always receptive to expediting any type of litigation in the interests of affording justice to the parties,” and the Court of Chancery in particular is “renowned” for its “expedited decision making.” Box v. Box, 697 A.2d 395, 398-99 (Del. 1997). Accordingly, the Court limits its inquiry into whether the plaintiff “has articulated a sufficiently colorable claim and shown a sufficient possibility of a threatened irreparable injury.” Box, 697 A.2d 395 at 398-99; Banet v. Fonds de Regulation et de Controle Café Cacao, 2008 WL 4951054, at *1 (Del. Ch. Nov. 12, 2008) (citation omitted). The Court does not judge the merits of the case or “even the legal sufficiency of the pleadings” to determine whether to expedite proceedings. Morton v. Am. Mktg. Indus. Holdings, Inc., 1995 WL 1791090, at *2 (Del. Ch. Oct. 5, 1995) (citation omitted).

14. As set forth below, Plaintiffs have stated more than a colorable claim that Defendants have breached the Bylaws and are entitled to an immediate order requiring the scheduling of a special stockholder meeting. In addition, Plaintiffs more than adequately allege a breach of fiduciary duty that Defendants are attempting to thwart the majority stockholders’ voting rights in order to entrench themselves. Absent prompt relief scheduling the special meeting of stockholders, enjoining the 2022 Annual Meeting and enjoining enforcement of the May 31, 2022 Amendment to the Bylaws, Plaintiffs will be imminently and irreparably harmed.

15. Under similar circumstances, the Court has ordered expedited proceedings. Perlegos v. Atmel Corp., 2007 WL 475453, at *25 (Del. Ch. Feb. 8, 2007) (expediting complaint to schedule special stockholder meeting under 8 Del. C. § 211); Sherwood v. Ngon, 2011 WL 6355209, at *7-10 (Del. Ch. Dec. 20, 2011) (expediting disclosure claim in connection with annual meeting); Ichan Partners LP v. Amylin Pharmaceuticals, Inc., 2012 WL 1526814, at *3 (Del. Ch. Apr. 20, 2012) (expediting claim to waive advance notice bylaw).

II.	PLAINTIFFS SATISFY THE STANDARD FOR RELIEF

A.	The Court Should Expedite a Trial on Plaintiffs’ Request to Schedule a Special Meeting of Stockholders.

1.	Plaintiffs Have Demonstrated a Colorable Claim for Violation of the Bylaws Based on Defendants’ Refusal to Schedule the Special Meeting.

16. Plaintiffs’ claim for violation of the Bylaws and 8 Del. C. § 211 is without doubt colorable. As Co-Chairman, Kathuria has the absolute right to call a special meeting of the stockholders. The Bylaws confer the authority upon the Chairman to call this meeting. As Co-Chairman, Kathuria has the authority of the Chairman. Nothing in the Bylaws limits that authority, and as set forth in the Complaint, the Board has always acted consistent with the fact that the Co-Chairs each possess the authority of the Chairman independently. Because Kathuria has the authority to call a special meeting, the Board violated the Company’s Bylaws and 8 Del. C. § 211 by not approving the special meeting of shareholders in order to perpetuate themselves in office.

2.	Plaintiffs Have Demonstrated a Threat of Imminent, Irreparable Injury Based on Defendants’ Refusal to Schedule the Special Meeting.

17. Delaware law is clear that where a plaintiff seeks to assert and uphold a clearly defined statutory right, the plaintiff faces irreparable harm when that right is interfered with or frustrated by the defendants. City of Providence v. First Citizens BancShares, Inc., 99 A.3d 229, 236 (Del. Ch. 2014) (“The Delaware Supreme Court affirmed the issuance of a preliminary injunction enjoining the board’s ability to enforce a bylaw that regulated the effective time of action taken by stockholder written consent because the bylaw was ‘clearly in conflict with the letter and intent’ of 8 Del. C. § 228.”); Potter v. Cmty. Commc’ns Corp., 2004 WL 550747, at *3 (Del. Ch. Mar. 11, 2004) citing Plaza Sec. Co. v. O’Kelley, 1985 WL 11539 (Mar. 5, 1985), aff’d, 496 A.2d 1031 (Del.1985) (“Where a legal right granted by law appears to be clear, where interference with the legal right will necessarily occur in the absence of injunctive protection by the Court, and where it reasonably appears that money damages cannot adequately compensate for the interference with that legal right, the irreparable injury requirement is considered to be satisfied.”).

18. Here, Kathuria’s right to call a special meeting of stockholders is set forth in the Bylaws and protected by 8 Del. C. § 211. Defendants’ refusal to schedule the special meeting has interfered with Plaintiffs’ statutory rights and poses a threat of imminent, irreparable injury. Defendants’ sole purpose is to thwart Kathuria’s right as a Co-Chair and the will of the majority of the stockholders in order to entrench themselves. The resulting loss of voting rights also constitutes irreparable harm. Phillips v. Insituform of North America, Inc., 1987 WL 16285, at *11 (Del. Ch. Aug. 27, 1987) (“[L]oss of voting power constitutes irreparable injury.”).

B.	The Court Should Expedite a Trial on Plaintiffs’
Request to Enjoin the 2022 Annual Meeting and
Enforcement of the May 31 Amendment to the
Bylaws.

	1.	Plaintiffs Have Demonstrated a Colorable
Claim of Breach of Fiduciary Duties Based
on Defendants’ Disloyal Conduct and Failure
to Disclose All Material Facts in Form 8-K.

19. Plaintiffs’ breach of fiduciary duties claim and request to enjoin the 2022 Annual Meeting and enforcement of the May 31 Amendment to the Bylaws states a colorable claim. As described above, Defendants’ director nominee proposal and approval process manipulated the classification of the Board and constitutes blatant entrenchment, as it protects Defendants’ tenure on the Board and was motivated primarily or solely for that goal. Defendants then refused to allow Bray to nominate a competing slate of directors and have refused to hold a special stockholders meeting to vote on Bylaw amendments to ease the restrictions of the advance notice bylaw, and instead reduced quorum for the 2022 Annual Meeting to try to ensure election of the Board slate. Simply put, Defendants acted for the disloyal and inequitable purpose of preventing stockholders from exercising their franchise in a manner that would threaten Defendants’ continued positions as directors. Defendants’ actions frustrate the exercise of the stockholder’s franchise and constitute breaches of Defendants’ fiduciary duty of loyalty. Blasius Indus., Inc. v. Atlas Corp., 564 A.2d 651, 663 (Del. Ch. 1988).

20. Moreover, Defendants’ blatant omission of material facts from the Form 8-K is a breach of fiduciary duties. “[U]nder Delaware law, the fiduciary duties of directors require that they disclose fully and with complete candor all material facts when they solicit proxies from stockholders.” See Millenco L.P. v. meVC Draper Fisher Jurvetson Fund I, Inc., 824 A.2d 11, 15 (Del. Ch. 2002); Gilmartin v. Adobe Res. Corp., 1992 WL 71510, at *13 (Del. Ch. Apr. 6, 1992) (finding breach of duty of candor where defective disclosure of a proxy statement was “information [] material to an informed vote”). Here, Defendants filed a Form 8-K on May 31, 2022 to inform stockholders that the Board changed the quorum required for the annual meeting from a majority of stockholders to 33%. But that proxy statement omitted any reference to the dispute over the special meeting of the stockholders, or that the true purpose of the amendment was to “protect” the Board from Bray’s attempt to nominate a competing slate of directors. “An omitted fact is material if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote.” Sherwood, 2011 WL 6355209, at *7-10. A dispute among Board members over who should serve on the Board in connection with an upcoming election is plainly material. Id.

2.	Plaintiffs Have Demonstrated a Threat of Imminent, Irreparable Injury.

21. Where there exists interference with stockholder voting rights, Delaware law is clear that stockholders face a very real threat of irreparable harm. Plaintiffs are irreparably harmed if they do not have an opportunity to nominate candidates. Ichan Partners LP v. Amylin Pharmaceuticals, Inc., 2012 WL 1526814, at *3 (Del. Ch. Apr. 20, 2012). Here, Defendants nominated incumbent directors whose terms had not yet expired, effectively slating current directors for additional terms on the Board. If the Court does not enjoin the 2022 Annual Meeting or enjoin enforcement of the May 31, 2022 Amendment to the Bylaws, Plaintiffs will be unable to nominate directors and will suffer irreparable harm.

22. Moreover, proxy statements that contain incomplete, false, or misleading information may result in an uninformed shareholder vote. Sherwood, 2011 WL 6355209, at *9-10. That threat of an uninformed shareholder vote constitutes irreparable harm. Vento v. Curry, 2017 WL 1076725, at *4 (Del. Ch. Mar. 22, 2017); Sherwood, 2011 WL 6355209, at *9-10. Here, the material omissions in the Form 8-K will result in an uninformed shareholder vote, demonstrating a threat of irreparable harm.

III.	CONCLUSION

23. Accordingly, Plaintiffs request that the Court enter an Order in the form attached hereto (i) shortening Defendants’ time to respond to the Complaint, and (ii) scheduling a trial in advance of the 2022 Annual Meeting. Alternatively, Plaintiffs request to be heard on a motion to preliminarily enjoin the 2022 Annual Meeting pending a trial on their claims.

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

/s/ Thomas W. Briggs, Jr.
OF COUNSEL:	Thomas W. Briggs, Jr. (#4076)
Clee A. Malfitano (#6857)
Brian M. Moore	1201 N. Market Street
Amy L. Vandamme	P.O. Box 1347
Andrew J. Kolozsvary	Wilmington, DE 19899-1347
DYKEMA	(302) 658-9200
39577 Woodward Avenue, Suite 300	Attorneys for Plaintiffs
Bloomfield Hills, MI 48304
(248) 203-0700	Words: 2,990

June 6, 2022

CERTIFICATE OF SERVICE

I hereby certify that on June 9, 2022 a copy of the Public Version of Motion for Expedited Proceedings was served electronically via File & ServeXpress upon the following counsel of record:

Ronald N. Brown, III

Kelly L. Freund

DLA PIPER LLP (US)

1201 N. Market Street, Suite 2100

Wilmington, DE 19801

A. Thompson Bayliss

ABRAMS & BAYLISS LLP

20 Montchanin Road, Suite 200

Wilmington, DE 19807

/s/ Clee A. Malfitano
Clee A. Malfitano (#6857)